UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2014

MAVENIR SYSTEMS, INC. (Exact name of registrant as specified in its charter)

Delaware	001- 36171	61-1489105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 International Parkway, Suite 200
Richardson, Texas 75081
(Address of principal executive offices, including zip code)

(469) 916-4393
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 21, 2014, Mavenir Systems, Inc. (the “Company”) filed a current Report on Form 8-K reporting that pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) with Storm Merger Sub, Inc. (a wholly-owned subsidiary of Mavenir, the “Merger Sub”), Stoke, Inc. (“Stoke”), certain equity holders of Stoke and Fortis Advisors LLC (as the representative for Stoke’s equity holders) the merger of Stoke and Merger Sub had been completed on November 18, 2014.
As permitted by Item 9.01 of Form 8-K, the Company indicated in the initial Form 8-K that it would file financial statements for Stoke and pro forma financial information reflecting the effect of the acquisition by amendment to the initial Form 8-K.  This amendment Form 8-K/A is being filed to provide the financial statements of Stoke and pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired. The audited consolidated financial statements of Stoke as of and for the years ended December 31, 2013 and 2012 and accompanying notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.
The unaudited condensed consolidated financial statements of Stoke as of September 30, 2014 and 2013 and for the nine months ended September 30, 2014 and 2013 and accompanying notes are filed herewith as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company for the fiscal year ended December 31, 2013 and nine months ended September 30, 2014 giving effect to the acquisition of Stoke is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Armanino, LLP, Independent Auditors of Stoke
99.1	Audited consolidated financial statements of Stoke as of and for the years ended December 31, 2013 and 2012 and accompanying notes
99.2	Unaudited condensed consolidated financial statements of Stoke as of September 30, 2014 and 2013 and for the nine month ended September 30, 2014 and 2013 and accompanying notes
99.3	Unaudited pro forma condensed consolidated financial statements and accompanying notes

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVENIR SYSTEMS, INC.

Date: February 2, 2015	By:	/s/ Terry Hungle
Name: Terry Hungle
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Armanino, LLP, Independent Auditors of Stoke
99.1	Audited consolidated financial statements of Stoke as of and for the years ended December 31, 2013 and 2012 and accompanying notes
99.2	Unaudited condensed consolidated financial statements of Stoke as of September 30, 2014 and 2013 and for the nine month ended September 30, 2014 and 2013 and accompanying notes
99.3	Unaudited pro forma condensed consolidated financial statements and accompanying notes